ALLIANCE WORLD DOLLAR GOVERNMENT FUND II

ANNUAL REPORT
MARCH 31, 1999

ALLIANCE CAPITAL



LETTER TO SHAREHOLDERS                 ALLIANCE WORLD DOLLAR GOVERNMENT FUND II
_______________________________________________________________________________

May 12, 1999

Dear Shareholder:

We are pleased to report to you on the performance, investment strategy and outlook of the Alliance World Dollar Government Fund II for the reporting period ended March 31, 1999. The Fund is designed for investors who seek high current income and secondarily capital appreciation. To achieve this objective, the Fund invests primarily in high yielding, high risk sovereign debt and U.S. corporate fixed-income obligations that we expect to benefit from improving economic and credit fundamentals.

INVESTMENT RESULTS
The following table provides your Fund's investment results for the six- and twelve-month periods ended March 31, 1999. For comparison, we have included the JP Morgan Emerging Markets Bond Index, which is a standard measure of the performance of a basket of unmanaged emerging market debt securities.

Over the six-month period ended March 31, 1999, your Fund outperformed its benchmark due to the Fund's holdings in emerging markets such as Mexico, which benefited from improving economic fundamentals, and Peru, where improving economic fundamentals and a recent International Monetary Fund deal have caused Peru's domestic debt to outperform. Over the twelve-month period, the Fund's holdings in Russia, Brazil and Venezuela hurt performance. Currency devaluations in Russia and Brazil coupled with weak commodity prices caused the debt markets of these countries to be among the worst performing debt markets over the twelve-month period.


INVESTMENT RESULTS*
Periods Ended March 31, 1999
                                                 TOTAL RETURNS
                                             6 MONTHS      12 MONTHS
                                             --------      ---------
ALLIANCE WORLD DOLLAR GOVERNMENT FUND II      16.90%        -28.44%
JP MORGAN EMERGING MARKETS BOND INDEX         14.95%        -10.99%

* THE FUND'S INVESTMENT RESULTS REPRESENT TOTAL RETURNS AND ARE BASED ON THE NET ASSET VALUE AS OF MARCH 31, 1999. ALL FEES AND EXPENSES RELATED TO THE OPERATION OF THE FUND HAVE BEEN DEDUCTED. RETURNS FOR THE FUND INCLUDE THE REINVESTMENT OF ANY DISTRIBUTIONS PAID DURING THE PERIOD. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

     THE JP MORGAN EMERGING MARKETS BOND INDEX IS COMPOSED OF
DOLLAR-DENOMINATED RESTRUCTURED SOVEREIGN BONDS; A LARGE PERCENTAGE OF THE
INDEX IS MADE UP OF BRADY BONDS. AN INVESTOR CANNOT INVEST DIRECTLY IN AN INDEX.


MARKET OVERVIEW
During the six-month period ended March 31, 1999, financial markets stabilized and recovered from the turmoil experienced in the third quarter of 1998. The combination of the strong U.S. economy and interest rate cuts around the world helped restore prospects for the global economy.

The emerging market debt sector outperformed all other bond market sectors over the six months under review. After global markets absorbed the initial shocks from Russia's currency devaluation and domestic debt default, emerging market debt prices rebounded from their lows reached in September of 1998. Investors' sentiment regarding emerging market debt improved along with the improving prospects for the global economy. Sound policy initiatives undertaken by the Brazilian government following the January devaluation of the real, growing evidence that economic activity in Asia has bottomed and the rise in oil prices increased investors' confidence in emerging market debt. Individual emerging markets decoupled from the troubled Russian market and debt price movements became more dependent on individual country fundamentals. All emerging markets posted healthy positive returns for the six-month period.


1


                                       ALLIANCE WORLD DOLLAR GOVERNMENT FUND II
_______________________________________________________________________________

INVESTMENT STRATEGY
Over the six-month period ended March 31, 1999, we increased holdings in Latin America as part of our long-term strategy of investing in emerging markets which appear to have strong long-term fundamentals. We believe the underlying fundamentals in Latin America will continue to improve in the long run. Specifically, we increased our holdings in Mexican and Argentinean debt. Argentina's government has acted to maintain credible fiscal policies and ensure their current account (exports minus imports) deficits do not rise to unsustainable levels. We maintained our allocation to Eastern Europe and increased our allocation to emerging Asia.

OUTLOOK
Global financial markets have continued to stabilize from late last year and investors are now able to focus more on the economic fundamentals of individual countries. We expect global growth to slow and inflation to remain low. Central banks in the U.S., Europe and Japan are expected to leave interest rates alone in the near term. U.S. economic activity is expected to moderate from the robust rate of the first quarter, with 1999 growth estimated around 3.7%. The slowing in industrial production appears to be abating and consumption should moderate slightly from the robust level in 1998. Inflation will remain benign and U.S. interest rates will remain low with the 30-year Treasury centered around 5.50%.

Prospects for global growth in the emerging markets have improved due to rising oil prices, a strong U.S. economy, improved sentiment regarding Brazil and a healthier outlook for the Asian economies. Furthermore, economic weakness in Latin America appears to be less severe than originally expected. This environment supports gradually improving economic prospects for emerging market countries, although there may well be short-term market volatility as sentiment shifts with events. Country selection will remain critical.

Thank you for your continued interest and investment in Alliance World Dollar Government Fund II. We look forward to reporting to you again on market activity and the Fund's investment results in the coming periods.

Sincerely,


John D. Carifa
Chairman


Wayne D. Lyski
President


2


PORTFOLIO OF INVESTMENTS
MARCH 31, 1999                         ALLIANCE WORLD DOLLAR GOVERNMENT FUND II
_______________________________________________________________________________

                                              SHARES OR
                                              PRINCIPAL
                                               AMOUNT
                                                (000)       U.S. $ VALUE
-------------------------------------------------------------------------------

SOVEREIGN DEBT OBLIGATIONS-84.8%
OTHER SOVEREIGN DEBT OBLIGATIONS-44.6%
ARGENTINA-9.7%
Republic of Argentina Series XW
  11.00%, 12/04/05                             $ 25,000     $ 23,837,500
  Warrants expiring
  12/03/99 (a)(b)                                15,000           37,500
Republic of Argentina
  12.125%, 2/25/19                               39,600       39,223,800
Warrants expiring
  2/25/00 (a)                                    39,600          108,900
                                                             ------------
                                                              63,207,700

BRAZIL-2.8%
Republic of Brazil
  10.125%, 5/15/27                               25,000       18,095,000

COLOMBIA-2.1%
Republic of Colombia
  8.625%, 4/01/08                                 9,715        8,676,709
  10.875%, 3/09/04                                5,000        5,183,750
                                                             ------------
                                                              13,860,459

MEXICO-12.5%
United Mexican States Global Bond
  10.375%, 2/17/09                               63,000       65,283,750
  11.375%, 9/15/16                               15,000       16,227,750
                                                             ------------
                                                              81,511,500

PANAMA-3.1%
Republic of Panama
  9.375%, 4/01/29                                20,000       19,995,000

PHILIPPINES-4.9%
Republic of Philippines
  9.875%, 1/15/19                                32,000       32,019,200

RUSSIA-5.9%
Russian IAN FRN
  5.97%, 12/15/15                                12,811          960,816
Russian Ministry of Finance
  12.75%, 6/24/28 (c)                            71,700       20,972,250
Russian Principal Loans FRN
  5.969%, 12/15/20 (d)                          249,800       16,237,000
                                                             ------------
                                                              38,170,066

VENEZUELA-3.6%
Republic of Venezuela
  9.25%, 9/15/27                                 23,967       14,739,705
  13.625%, 8/15/18                               11,000        9,020,000
                                                             ------------
                                                              23,759,705

Total Other Sovereign Debt Obligations
  (cost $472,148,714)                                        290,618,630

NON-COLLATERALIZED BRADY BONDS-21.0%
ARGENTINA-4.0%
Republic of Argentina FRB
  5.938%, 3/31/05                                30,690       26,301,330

BRAZIL-9.9%
Republic of Brazil - EI FRN
  6.125%, 4/15/06                                43,200       31,320,000
Republic of Brazil C-Bonds
  8.00%, 4/15/14 (e)                             51,815       32,970,063
                                                             ------------
                                                              64,290,063

ECUADOR-0.3 %
Republic of Ecuador PDI
  6.00%, 2/27/15 (f)                              5,755        1,884,713

PANAMA-1.5%
Republic of Panama IRB
  4.00%, 7/17/14 (g)                             12,500        9,882,813


3


PORTFOLIO OF INVESTMENTS (CONTINUED)

                                       ALLIANCE WORLD DOLLAR GOVERNMENT FUND II
_______________________________________________________________________________

                                              PRINCIPAL
                                               AMOUNT
                                                (000)       U.S. $ VALUE
-------------------------------------------------------------------------------
PERU-5.3%
Republic of Peru FLIRB
  3.75%, 3/07/17 (c)(g)                        $ 58,250    $  34,297,600

Total Non-Collateralized Brady Bonds
  (cost $136,636,031)                                        136,656,519

COLLATERALIZED BRADY BONDS (H)-11.5%
BULGARIA-5.1%
Republic of Bulgaria Discount Bonds FRN
  5.875%, 7/28/24                                50,000       33,500,000

ECUADOR-3.2%
Republic of Ecuador Discount Bonds FRN
  6.00%, 2/28/25                                 44,500       20,915,000

MEXICO-2.2%
United Mexican States Par Bonds Series A
  6.25%, 12/31/19 (i)                            18,000       14,130,000

NIGERIA-1.0%
Central Bank of Nigeria Par Bonds
  6.25%, 11/15/20 (j)                            10,500        6,693,750

Total Collateralized Brady Bonds
  (cost $87,793,575)                                          75,238,750

LOAN PARTICIPATIONS & ASSIGNMENTS-7.7%
ALGERIA-1.4%
Algeria Refinancing Trust FRN
  Loan Assignment Tranche 1
  6.00%, 9/04/06                                 17,273        8,204,545
  Tranche A
  6.75%, 3/04/00                                  1,591        1,376,136
                                                             ------------
                                                               9,580,681

MOROCCO-6.3%
Kingdom of Morocco Loan Participation
  FRN Series A
  6.063%, 1/01/09                                50,476       40,885,715

Total Loan Participations & Assignments
  (cost $62,660,031)                                          50,466,396

Total Sovereign Debt Obligations
  (cost $759,238,351)                                        552,980,295

CORPORATE DEBT OBLIGATIONS-9.6%
Guangdong Enterprises Holdings
  8.75%, 12/15/03 (c)                            15,000        4,875,000
  8.875%, 5/22/07 (c)                            25,850        8,853,625
Grupo Mexicano de Desarrollo, SA
  8.25%, 2/17/01 (k)                             17,000        2,975,000
MC-Cuernavaca Trust
  9.25%, 1/25/00                                  5,524        3,645,796
Mexico City Toluca Toll Road
  11.00%, 5/19/02                                23,619       15,352,663
Pohang Iron & Steel Company
  7.375%, 5/15/05                                13,500       12,804,440
Trikem, SA
  10.625%, 7/24/07 (c)                           35,000       14,175,000

Total Corporate Debt Obligations
  (cost $105,529,572)                                         62,681,524


4


                                       ALLIANCE WORLD DOLLAR GOVERNMENT FUND II
_______________________________________________________________________________
                                              SHARES OR
                                              PRINCIPAL
                                               AMOUNT
                                                (000)       U.S. $ VALUE
-------------------------------------------------------------------------------

U.S. GOVERNMENT OBLIGATIONS-10.9%
U.S. Treasury Strip Zero coupon, 2/15/12
  (cost $71,727,769)                           $150,000     $ 71,037,150

COMMON STOCK-0.0%
Pegasus Media & Communications, Inc. (a)
  (cost $35,817)                                 11,282          315,896

TIME DEPOSIT-8.5%
Bank of New York
  4.25%, 4/01/99
  (cost $55,145,000)                             55,145       55,145,000

TOTAL INVESTMENTS-113.8%
  (cost $991,676,509)                                        742,159,865
Other assets less liabilities-(13.8%)                        (90,193,220)

NET ASSETS-100%                                             $651,966,645


(a)  Non-income producing security.

(b) Each warrant entitles the holder to purchase U.S. $1,000 Republic of Argentina 9.75% bonds due 9/19/27 at 93.3%.

(c) Securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 1999, these securities amounted to $83,173,475 or 12.8% of net assets.

(d)  Paid-in-kind in Russian IAN's.

(e)  Coupon consists of 5.00% cash payment and 3.00% paid-in-kind.

(f)  Coupon consists of 3.75% cash payment and 2.25% paid-in-kind.

(g) Coupon increases periodically based upon a predetermined schedule. Stated interest rate in effect at March 31, 1999.

(h) Sovereign debt obligations issued as part of debt restructuring that are collateralized in full as to principal due at maturity by U.S. Treasury zero coupon obligations which have the same maturity as the Brady Bond.

(i)  Security trades with warrants expiring June 30, 2003.

(j)  Security trades with oil warrants expiring November 15, 2020.

(k)  Security is in default and is non-income producing.

     Glossary of Terms:

     EI    - Eligible Interest.
     FLIRB - Front Loaded Interest Reduction Bond.
     FRB   - Floating Rate Bond.
     FRN   - Floating Rate Note.
     IAN   - Interest Arrears Note.
     IRB   - Interest Reduction Bond.
     PDI   - Past Due Interest.

     See notes to financial statements.


5


STATEMENT OF ASSETS AND LIABILITIES
MARCH 31, 1999                         ALLIANCE WORLD DOLLAR GOVERNMENT FUND II
_______________________________________________________________________________

ASSETS
  Investments in securities, at value (cost $991,676,509)       $  742,159,865
  Cash                                                               1,300,897
  Receivable for investment securities sold                         45,725,958
  Interest receivable                                               20,107,248
  Unrealized appreciation on swap contract                           1,870,973
  Other assets                                                          68,271
  Total assets                                                     811,233,212

LIABILITIES
  Payable for investment securities purchased                      149,886,063
  Dividend payable                                                   8,413,282
  Advisory fee payable                                                 575,823
  Administration fee payable                                            86,374
  Accrued expenses                                                     305,025
  Total liabilities                                                159,266,567

NET ASSETS                                                      $  651,966,645

COMPOSITION OF NET ASSETS
  Capital stock, at par                                         $      764,844
  Additional paid-in capital                                     1,039,335,867
  Distributions in excess of net investment income                  (8,002,758)
  Accumulated net realized loss on investment transactions
    and swap contracts                                            (132,485,637)
  Net unrealized depreciation on investment transactions
    and swap contracts                                            (247,645,671)
                                                                $  651,966,645

NET ASSET VALUE PER SHARE (based on 76,484,382
  shares outstanding)                                                    $8.52


See notes to financial statements.


6


STATEMENT OF OPERATIONS
YEAR ENDED MARCH 31, 1999              ALLIANCE WORLD DOLLAR GOVERNMENT FUND II
_______________________________________________________________________________

INVESTMENT INCOME
  Interest                                                       $  99,773,132

EXPENSES
  Advisory fee                                      $7,553,421
  Administrative fee                                 1,133,013
  Custodian                                            592,046
  Audit and legal                                      177,590
  Printing                                             160,193
  Transfer agency                                      124,641
  Taxes                                                 84,600
  Registration                                          62,723
  Directors' fees                                       35,211
  Amortization of organization expenses                  1,938
  Miscellaneous                                          6,192
  Total expenses                                                     9,931,568
  Net investment income                                             89,841,564

REALIZED AND UNREALIZED LOSS ON INVESTMENTS
AND SWAP CONTRACTS
  Net realized loss on investment transactions                    (116,028,485)
  Net realized loss on swap contracts                              (11,981,465)
  Net change in unrealized appreciation of
    investment transactions and swap contracts                    (248,662,309)
  Net loss on investment transactions                             (376,672,259)

NET DECREASE IN NET ASSETS FROM OPERATIONS                       $(286,830,695)


See notes to financial statements.


7


STATEMENTS OF CHANGES
IN NET ASSETS                          ALLIANCE WORLD DOLLAR GOVERNMENT FUND II
_______________________________________________________________________________

                                              YEAR ENDED           YEAR ENDED
                                               MARCH 31,            MARCH 31,
                                                 1999                 1998
                                           ---------------      ---------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
  Net investment income                    $   89,841,564       $   94,197,587
  Net realized gain (loss) on investment
    transactions and swap contracts          (128,009,950)         130,312,843
  Net change in unrealized appreciation
    of investment transactions and
    swap contracts                           (248,662,309)          (6,975,590)
  Net increase (decrease) in net
    assets from operations                   (286,830,695)         217,534,840

DIVIDENDS AND DISTRIBUTIONS TO
SHAREHOLDERS FROM:
  Dividends from net investment income       (108,151,832)        (103,011,328)
  Distribution from net realized gain
    on investments                                     -0-        (109,913,895)

COMMON STOCK TRANSACTIONS
  Reinvestment of dividends resulting in
    issuance of common stock                   17,157,886           33,678,191
  Total increase (decrease)                  (377,824,641)          38,287,808

NET ASSETS
  Beginning of year                         1,029,791,286          991,503,478
  End of year (including undistributed net
    investment income of $1,042,539 at
    March 31, 1998)                        $  651,966,645       $1,029,791,286


See notes to financial statements.


8


NOTES TO FINANCIAL STATEMENTS
MARCH 31, 1999                         ALLIANCE WORLD DOLLAR GOVERNMENT FUND II
_______________________________________________________________________________

NOTE A: SIGNIFICANT ACCOUNTING POLICIES
Alliance World Dollar Government Fund II (the "Fund") was incorporated under the laws of the State of Maryland on May 20, 1993 and is registered under the Investment Company Act of 1940, as a non-diversified, closed-end management investment company. The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. SECURITY VALUATION
Portfolio securities traded on a national securities exchange or on a foreign securities exchange (other than foreign securities exchanges whose operations are similar to those of the United States over-the-counter market) are generally valued at the last reported sale price or, if there was no sale on such day, the last bid price quoted on such day. If no bid prices are quoted, then the security is valued at the mean of the bid and asked prices as obtained on that day from one or more dealers regularly making a market in that security. Securities traded on the over-the-counter market, securities listed on a foreign securities exchange whose operations are similar to the United States over-the-counter market and securities listed on a national securities exchange whose primary market is believed to be over-the-counter are valued at the mean of the closing bid and asked prices provided by two or more dealers regularly making a market in such securities. U.S. government securities and other debt securities which mature in 60 days or less are valued at amortized cost unless this method does not represent fair value. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by, or in accordance with procedures approved by, the Board of Directors. Fixed income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities.

2. ORGANIZATION EXPENSES
Organization expenses of approximately $30,000 have been deferred and were amortized on a straight-line basis through July 1998.

3. TAXES
It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provision for federal income or excise taxes is required.

4. INVESTMENT INCOME AND INVESTMENT TRANSACTIONS
Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Fund accretes discount as an adjustment to interest income.

5. DIVIDENDS AND DISTRIBUTIONS
Dividends and distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification. During the current fiscal year, permanent differences, primarily due to the tax characterization of distributing income, resulted in a net decrease in distributions in excess of net investment income and additional paid-in capital and a corresponding increase in accumulated net realized loss on investment transactions and swap contracts. This reclassification had no affect on net assets.


NOTE B: ADVISORY, ADMINISTRATIVE FEES AND OTHER AFFILIATED TRANSACTIONS
Under the terms of the Investment Advisory Agreement, the Fund pays Alliance Capital Management L.P. (the "Adviser") a monthly fee equal to the annualized rate of 1% of the Fund's average weekly net assets.

Under the terms of the Administration Agreement, the Fund pays Alliance Capital Management L.P. (the


9


NOTES TO FINANCIAL STATEMENTS
(CONTINUED)                            ALLIANCE WORLD DOLLAR GOVERNMENT FUND II
_______________________________________________________________________________

"Administrator") a monthly fee equal to the annualized rate of .15 of 1% of the Fund's average weekly net assets. The Administrator provides administrative functions as well as other clerical services to the Fund and prepares financial and regulatory reports.

The Fund entered into a Shareholder Inquiry Agency Agreement with Alliance Fund Services, Inc. ("AFS"), an affiliate of the Adviser, whereby the Fund reimburses AFS for costs relating to servicing phone inquiries for the Fund. During the year ended March 31, 1999, the Fund reimbursed AFS $5,855, relating to shareholder servicing costs.


NOTE C: INVESTMENT TRANSACTIONS
Purchases and sales of investment securities (excluding short-term investments, U.S. government securities and U.S. government agencies) aggregated $1,483,111,513 and $1,347,559,548, respectively, for the year ended March 31, 1999. There were purchases of $729,118,828 and sales of $843,875,890 of U.S. government and government agency obligations for the year ended March 31, 1999.

At March 31, 1999, the cost of investments for federal income tax purposes was $1,000,055,652. Accordingly, gross unrealized appreciation of investments was $9,125,614 and gross unrealized depreciation of investments was $267,021,401, resulting in net unrealized depreciation of $257,895,787 (excluding swap contracts).

At March 31, 1999, the Fund had a capital loss carryforward of $103,516,115 which expires in the year 2007.

Capital losses incurred after October 31 ("post-October" losses) within the taxable year are deemed to arise on the first business day of the fund's next taxable year. The fund incurred and will elect to defer net capital losses of $20,590,379 during fiscal year 1999. To the extent that the carryover losses are used to offset future capital gains, it is probable that the gain so offset will not be distributed to shareholders.

SWAP AGREEMENTS
The Fund enters into swaps on sovereign debt obligations to protect itself from interest rate fluctuations on the underlying floating rate debt instruments and for investment purposes. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net interest payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in interest rates or in the underlying value of the securities.

The Fund records a net receivable or payable on a daily basis for the net interest income or expense expected to be received or paid in the interest period. Net interest received or paid on these contracts is recorded as interest income (or as an offset to interest income). Fluctuations in the value of swap contracts are recorded for financial statement purposes as a component of net change in unrealized appreciation of investments and swap contracts.

At March 31, 1999 the Fund had a total return swap agreement outstanding based on a notional amount of $65,000,000 Republic of Brazil Global Bonds obligating the Fund to pay Morgan Guaranty Trust Company ("Morgan Guaranty"), the swap counterparty, interest based on the London Interbank Offered Rate ("LIBOR") less a spread on the principal amount of $47,551,563 and obligating the swap counterparty to pay the Fund any appreciation in the value of the underlying bond plus accrued interest. At March 31, 1999 unrealized appreciation on this total return swap amounted to $1,870,973.


10


                                       ALLIANCE WORLD DOLLAR GOVERNMENT FUND II
_______________________________________________________________________________

NOTE D: CAPITAL STOCK
There are 100,000,000 shares of $0.01 par value common stock authorized.

Of the 76,484,382 shares outstanding at March 31, 1999, the Adviser owned 7,200 shares. During the years ended March 31, 1999 and 1998, the Fund issued 1,993,779 and 2,510,318 shares, respectively, in connection with the Fund's dividend reinvestment plan.


NOTE E: CONCENTRATION OF RISK
Investing in securities of foreign companies and foreign governments involves special risks, which include changes in foreign exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies and the United States government.


11


FINANCIAL HIGHLIGHTS                   ALLIANCE WORLD DOLLAR GOVERNMENT FUND II
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF COMMON STOCK OUTSTANDING THROUGHOUT EACH YEAR

                                                                 YEAR ENDED MARCH 31,
                                            -----------------------------------------------------------------
                                                1999         1998         1997         1996         1995
                                            -----------  -----------  -----------  -----------  -----------
Net asset value, beginning of year            $13.82       $13.77       $11.96        $9.53       $12.31

INCOME FROM INVESTMENT OPERATIONS
Net investment income                           1.20(a)      1.30(a)      1.21         1.25(a)      1.19(a)
Net realized and unrealized gain (loss)
  on investments and swap contracts            (5.06)        1.70         2.32         2.49        (2.32)
Net increase (decrease) in net asset
  value from operations                        (3.86)        3.00         3.53         3.74        (1.13)

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income           (1.44)       (1.42)       (1.21)       (1.25)       (1.19)
Distributions in excess of net
  investment income                               -0-          -0-        (.51)        (.06)        (.23)
Distributions from net realized gain
  on investments                                  -0-       (1.53)          -0-          -0-        (.23)
Total dividends and distributions              (1.44)       (2.95)       (1.72)       (1.31)       (1.65)
Net asset value, end of year                   $8.52       $13.82       $13.77       $11.96        $9.53
Market value, end of year                      $9.375      $13.75       $13.375      $12.375      $10.375

TOTAL RETURN
Total investment return based on: (b)
  Market value                                (20.95)%      26.49%       23.11%       33.51%      (10.08)%
  Net asset value                             (28.44)%      23.48%       31.15%       40.48%      (10.26)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's omitted)     $651,967   $1,029,791     $991,503     $860,842     $666,567
Ratio of expenses to average net assets         1.31%        1.26%        1.29%        1.30%        1.28%
Ratio of net investment income to average
  net assets                                   11.89%        8.92%        8.92%       10.99%       10.31%
Portfolio turnover rate                          262%         327%         257%         395%         274%


(a)  Based on average shares outstanding.

(b) Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of the period reported. Dividends and Distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund's Dividend Reinvestment Plan. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such periods. Conversely, total investment return based on net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods.


12


REPORT OF ERNST & YOUNG LLP
INDEPENDENT AUDITORS                   ALLIANCE WORLD DOLLAR GOVERNMENT FUND II
_______________________________________________________________________________

TO THE SHAREHOLDERS AND BOARD OF DIRECTORS
ALLIANCE WORLD DOLLAR GOVERNMENT FUND II,INC.

We have audited the accompanying statement of assets and liabilities of Alliance World Dollar Government Fund II, Inc., including the portfolio of investments, as of March 31, 1999, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods for five years then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of March 31, 1999, by correspondence with the custodian and others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Alliance World Dollar Government Fund II, Inc. at March 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods for the five years then ended, in conformity with generally accepted accounting principles.


New York, New York
May 7, 1999


13


ADDITIONAL INFORMATION (UNAUDITED)     ALLIANCE WORLD DOLLAR GOVERNMENT FUND II
_______________________________________________________________________________

Shareholders whose shares are registered in their own names may elect to be participants in the Dividend Reinvestment and Cash Purchase Plan (the "Plan"), pursuant to which dividends and capital gain distributions to shareholders will be paid in or reinvested in additional shares of the Fund. State Street Bank and Trust Company (the "Agent") will act as agent for participants under the Plan. Shareholders whose shares are held in the name of a broker or nominee should contact such broker or nominee to determine whether or how they may participate in the Plan.

If the Board declares an income distribution or determines to make a capital gain distribution payable either in shares or in cash, as holders of the Common Stock may have elected, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in shares of Common Stock of the Fund valued as follows:

(i) If the shares of Common Stock are trading at net asset value or at a premium above net asset value at the time of valuation, the Fund will issue new shares at the greater of net asset value or 95% of the then current market price.

(ii) If the shares of Common Stock are trading at a discount from net asset value at the time of valuation, the Agent will receive the dividend or distribution in cash and apply it to the purchase of the Fund's shares of Common Stock in the open market on the New York Stock Exchange or elsewhere, for the participants' accounts. Such purchases will be made on or shortly after the payment date for such dividend or distribution and in no event more than 30 days after such date except where temporary curtailment or suspension of purchase is necessary to comply with Federal securities laws. If, before the Agent has completed its purchases, the market price exceeds the net asset value of a share of Common Stock, the average purchase price per share paid by the Agent may exceed the net asset value of the Fund's shares of Common Stock, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund.

The Agent will maintain all shareholders' accounts in the Plan and furnish written confirmation of all transactions in the account, including information needed by shareholders for tax records. Shares in the account of each Plan participant will be held by the Agent in non-certificate form in the name of the participant, and each shareholder's proxy will include those shares purchased or received pursuant to the Plan.

There will be no charges with respect to shares issued directly by the Fund to satisfy the dividend reinvestment requirements. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Agent's open market purchases of shares. In each case, the cost per share of shares purchased for each shareholder's account will be the average cost, including brokerage commissions, of any shares purchased in the open market plus the cost of any shares issued by the Fund.

The automatic reinvestment of dividends and distributions will not relieve participants of any income taxes that may be payable (or required to be withheld) on dividends and distributions.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to written notice of the change sent to participants in the Plan at least 90 days before the record date for such dividend or distribution. The Plan may also be amended or terminated by the Agent on at least 90 days' written notice to participants in the Plan. All correspondence concerning the Plan should be directed to the Agent at State Street Bank and Trust Company, P.O. Box 366, Boston, Massachusetts 02101.

Since the filing of the most recent amendment to the Fund's registration statement with the Securities and Exchange Commission, there have been (i) no material changes in the Fund's investment objectives or policies, except that 50% of the Fund's required investments in sovereign debt obligations is no longer required to be invested in collateralized Brady Bonds, (ii) no changes to the Fund's charter or by-laws that would delay or prevent a change of control of the Fund, (iii) no material changes in the principal risk factors associated with investment in the Fund, and (iv) no change in the person primarily responsible for the day-to-day management of the Fund's portfolio, who is Wayne D. Lyski, the President of the Fund.


14


                                       ALLIANCE WORLD DOLLAR GOVERNMENT FUND II
_______________________________________________________________________________

YEAR 2000
Many computer systems and applications in use today process transactions using two-digit date fields for the year of the transaction, rather than the full four digits. If these systems are not modified or replaced, transactions occurring after 1999 could be processed as year "1900," which could result in processing inaccuracies and computer system failures. This is commonly known as the year 2000 problem. Should any of the computer systems employed by the Fund's major service providers fail to process Year 2000 related information properly, that could have a significant negative impact on the Fund's operations and the services that are provided to the Fund's shareholders. In addition, to the extent that the operations of issuers of securities held by the Fund are impaired by the Year 2000 problem, or prices of securities held by the Fund decline as a result of real or perceived problems relating to the Year 2000, the value of the Fund's shares may be materially affected.

With respect to the Year 2000, the Fund has been advised that Alliance, the Fund's Adviser, began to address the year 2000 issue several years ago in connection with the replacement or upgrading of certain computer systems and applications. During 1997, Alliance began a formal Year 2000 initiative, which established a structured and coordinated process to deal with the Year 2000 issues. Alliance reports that it has completed its assessment of the Year 2000 issues on it domestic and international computer systems and applications.

Currently, management of Alliance expects that the required modifications for the majority of its significant systems and applications that will be in use on January 1, 2000, will be completed and tested by mid 1999. Full integration testing of these systems and testing of interfaces with third-party suppliers will continue through 1999. At this time, management of Alliance believes that the costs associated with resolving this issue will not have a material adverse effect on its operations or on its ability to provide the level of services it currently provides to the Fund.

The Fund and Alliance have been advised by the Fund's Transfer Agent, State Street Bank and Trust Company and Custodian, The Bank of New York, that they are also in the process of reviewing their systems with the same goals. As of the date of this report, the Fund and Alliance have no reason to believe that the Transfer Agent and Custodian will be unable to achieve these goals.


15


ADDITIONAL INFORMATION
(UNAUDITED) (CONTINUED)                ALLIANCE WORLD DOLLAR GOVERNMENT FUND II
_______________________________________________________________________________

SUPPLEMENTAL PROXY INFORMATION
The Annual Meeting of Shareholders of The Alliance World Dollar Government Fund II was held on March 9, 1999. The description of each proposal and number of shares voted at the meeting are as follows:

                                                                        SHARES
                                                       SHARES            VOTED
                                                        VOTED           WITHOUT
                                                         FOR           AUTHORITY
--------------------------------------------------------------------------------

1. To elect directors:  Class Two Directors
                        (terms expire in 2002)
                        John H. Dobkin               65,152,056        1,504,130
                        William H. Foulk, Jr.        65,152,065        1,504,121
                        Dr. James M. Hester          65,142,526        1,513,660

                                        SHARES          SHARES           SHARES
                                         VOTED           VOTED            VOTED
                                         FOR            AGAINST          ABSTAIN
--------------------------------------------------------------------------------
2. To ratify the selection
   of Ernst & Young LLP as
   the Fund's independent
   auditors for the Fund's
   fiscal year ending
   March 31, 1999:                    65,515,900        433,776          706,511


16


                                       ALLIANCE WORLD DOLLAR GOVERNMENT FUND II
_______________________________________________________________________________

BOARD OF DIRECTORS
JOHN D. CARIFA, CHAIRMAN
RUTH BLOCK (1)
DAVID H. DIEVLER (1)
JOHN H. DOBKIN (1)
WILLIAM H. FOULK, JR. (1)
DR. JAMES M. HESTER (1)
CLIFFORD L. MICHEL (1)
DONALD J. ROBINSON (1)
ROBERT C. WHITE (1)

OFFICERS
WAYNE D. LYSKI, PRESIDENT
KATHLEEN A. CORBET, SENIOR VICE PRESIDENT
PAUL J. DENOON, VICE PRESIDENT
VICKI L. FULLER, VICE PRESIDENT
WAYNE C. TAPPE, VICE PRESIDENT
EDMUND P. BERGAN, JR., SECRETARY
MARK D. GERSTEN, TREASURER & CHIEF FINANCIAL OFFICER
JUAN J. RODRIGUEZ, CONTROLLER

ADMINISTRATOR
ALLIANCE CAPITAL MANAGEMENT L.P.
1345 Avenue of the Americas
New York, NY10105

CUSTODIAN
THE BANK OF NEW YORK
One Wall Street
New York, NY10286

DIVIDEND PAYING AGENT,
TRANSFER AGENT AND REGISTRAR
STATE STREET BANK AND TRUST COMPANY
225 Franklin Street
Boston, MA02110-1520

INDEPENDENT AUDITORS
ERNST & YOUNG LLP
787 Seventh Avenue
New York, NY 10019

LEGAL COUNSEL
SEWARD & KISSEL LLP
One Battery Park Plaza
New York, NY 10004


(1)  Member of the Audit Committee.

     Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its Common Stock in the open market.

     This report, including the financial statements herein, is transmitted to the shareholders of Alliance World Dollar Government Fund II for their information. The financial information included herein is taken from the records of the Fund. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.


17


ALLIANCE WORLD DOLLAR GOVERNMENT FUND II
Summary of General Information

THE FUND
Alliance World Dollar Government Fund II is a non-diversified, closed-end management investment company investing exclusively in fixed income securities denominated in U.S. dollars. The Fund is designed for investors who seek high current income and capital appreciation over a period of years from investment in a portfolio of high yielding, high risk sovereign debt & U.S. corporate fixed income obligations which the Fund's investment adviser expects to benefit from improving economic fundamentals.

SHAREHOLDER INFORMATION
The daily net asset value of the Fund's shares is available from the Fund's Transfer Agent by calling 1-800-426-5523. The Fund also distributes its daily net asset value to various financial publications or independent organizations such as Lipper Analytical Services, Inc., Morningstar, Inc. and Bloomberg. Daily market prices for the Fund's shares are published in the New York Stock Exchange Composite Transactions Section of newspaper each day. The Fund's NYSE trading symbol is "AWF". Weekly comparative net asset value (NAV) and market price information about the Fund is published each Monday in the WALL STREET JOURNAL, each Sunday in the NEW YORK TIMES and each Saturday in BARRON'S and other newspapers in a table called "Closed-End Funds."

DIVIDEND REINVESTMENT PLAN
If your shares are held in your own name, you will automatically be a participant in the Plan unless you elect to receive cash. If your shares are held in nominee or street name through a broker or nominee who provides this service, you will also automatically be a participant in the Plan. If your shares are held in the name of a broker or nominee who does not provide this service, you will need to instruct them to participate in the Plan on your behalf or your distributions will not be reinvested. In such case, you will receive your distributions in cash.

For questions concerning shareholder account information, or if you would like a brochure describing the Dividend Reinvestment Plan, please call State Street Bank and Trust Company at 1-800-219-4218.

ALLIANCE WORLD DOLLAR GOVERNMENT FUND II
1345 Avenue of the Americas
New York, New York 10105

ALLIANCE CAPITAL

R THESE REGISTERED SERVICE MARKS USED UNDER LICENSE FROM THE OWNER, ALLIANCE CAPITAL MANAGEMENT L.P.

WDGIIAR